KRAMER LEVIN NAFTALIS & FRANKEL LLP
                                919 THIRD AVENUE
                           NEW YORK, N.Y. 10022 - 3852


   TEL (212) 715-9100                                         47, Avenue Hoche
   FAX (212) 715-8000                                            75008 Paris
                                                                   France



                                                       July 30, 2001


Dessauer Global Equity Fund
4 Main Street
Orleans, Massachusetts 02653


                      Re: The Dessauer Global Equity Fund (the "Trust"), Registration No. 811-7691;
                           File No.: 333-63753;
                           Post-Effective Amendment No. 3/Amendment No. 5 to Registration Statement on Form N-1A
                           -------------------------------------------------

Ladies and Gentlemen:

         We hereby consent to the reference to our firm as counsel in this Post-Effective Amendment No. 3/Amendment No. 5 to the Trust's Registration Statement on Form N-1A.

                                         Very truly yours,

                                         /s/ Kramer Levin Naftalis & Frankel LLP